SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Large Cap Focus Growth Fund
The following information is added under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective October 1, 2023, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.615% on the first $500 million of the fund’s average daily net assets, 0.565% on the next $1.5 billion of the fund’s average daily net assets, and 0.515% of the fund’s average daily net assets thereafter. Prior to October 1, 2023, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.615% on the first $1.5 billion of the fund’s average daily net assets, 0.565% on the next $500 million of the fund’s average daily net assets, and 0.515% of the fund’s average daily net assets thereafter.

Effective October 1, 2023, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS Large Cap Focus Growth Fund	First $500 million 0.615% Next $1.5 billion 0.565% Thereafter 0.515%
Please Retain This Supplement for Future Reference
September 22, 2023
SAISTKR23-31